                                                                   EXHIBIT 10.41
                          COMMERCIAL LEASE AGREEMENT
                          --------------------------



     THIS COMMERCIAL LEASE AGREEMENT ("Lease") is made and entered into as of December 16, 1997, by and between Wendell H. Burns ("Lessor"), and Premier Graphics, Inc., a Tennessee corporation

     1.  Term and Premises.  Subject to the terms and conditions set forth
         -----------------
herein, Lessor hereby leases and lets to Lessee, and Lessee leases and accepts from Lessor, for a term of ten (10) years, commencing on December 16, 1997, and expiring on December December 5, 2007 (the "Original Term"), that certain real property with a municipal address of 1907 Crutchfield Street, Chattanooga, Tennessee and that certain real property with a municipal address of 2205 Dodson Avenue, Chattanooga, Tennessee, both of which are more particularly described in Exhibit A hereto (the "Premises").

     2.  Basic Rent.  Lessee shall pay Lessor, at the address of Lessor
         ----------
indicated herein, the sum of One Hundred Thirty-Three Thousand Two Hundred and No/lOOths Dollars ($133,200.00) per year as rent for the Premises (the "Basic Rent"). The Basic Rent shall be paid to Lessor in monthly installments of Eleven Thousand One Hundred and No/lOOths Dollars per month ($11,100.00), which monthly rental payments shall be paid in advance on the first day of each calendar month during the term of this Lease. If the Original Term does not commence on the first day of a calendar month, Lessee will pay in advance, on the first day of the Original Term, a pro rata part of the regular monthly rent installment, based on the number of days of the Original Term occurring within the calendar month in which the Original Term commences; and the rent installment due on the first day of the last calendar month occurring during the Original Term shall be similarly prorated. All rental payments are to be considered "past due" on the fifteenth (15th) of the month in which they are due, and if said payment has not been received by the Lessor by such date there will be a late charge of five percent (5.0%) of the monthly rental on all such "past due rentals," it being agreed that such is the reasonable additional expense incurred by Lessor in handling such late payments. All rental payments and other payments by Lessee to Lessor shall be mailed or delivered to Lessor at the address of Lessor indicated herein or to such other person or address in such city as Lessor may direct by written notices to Lessee. Lessee hereby waives any and all notices and demands for payment of the monthly rental payments of Basic Rent due under this Lease to Lessor.

     3.  Additional Rent.  In addition to the payment of Basic Rent, Lessee
         ---------------
shall pay all of he following costs arising from or related to the Premises, which costs shall be collectively referred to herein as additional rent ("Additional Rent"):

         (a)   Maintenance of Premises.  Lessee shall, at its sole expense, take
               -----------------------
good care of the Premises and any building now or hereafter erected thereon, both inside and outside, and keep the same and all parts thereof, including, without limitation, the roof and appurtenances thereof, together with any and all alterations, additions, and improvements therein or thereto, in good order and condition, suffering no waste or injury, and shall, at Lessee's sole expense, promptly make all needed repairs and replacements, in and to any building or structure or equipment now or hereafter erected upon the Premises, including vaults, sidewalks, water, sewer and gas connections, pipes and mains, and all other fixtures, machinery and equipment now or hereafter belonging to or connected with the Premises or used in their operation. All such repairs and replacements shall be of first class quality sufficient for the proper maintenance and operation of the Premises. If any item of repair or replacement will cost more than Ten thousand Dollars ($10,000), then Lessee shall first submit plans and specifications therefor to Lessor for Lessor's approval, and Lessor shall not unreasonably withhold such approval. Lessee shall not obstruct or permit the obstruction of the street or sidewalk and shall keep the sidewalk and curb adjoining the Premises clean and free of snow and ice. If Lessee fails to make such repairs, replacements or maintenance promptly, or within fifteen (15) days of occurrence, Lessor may, at its option, make them, and Lessee shall repay the cost thereof to Lessor on demand. Notwithstanding anything to the contrary contained herein, Lessor shall be required to make all structural repairs to the Premises.

          (b)  Maintenance of Common Areas.  Lessee shall pay to Lessor, as
               ---------------------------
Additional Rent, all costs and expenses of every kind and nature paid or incurred by Lessor during the term of the Lease (and any renewal term) in operating, managing, equipping, lighting, repairing, replacing, policing and maintaining the common parking and ingress and egress areas (herein "Common Areas") of the Premises (except structural repairs as set forth in Paragraph
3.1. above). Alternatively, Lessor may require Lessee to perform (or cause to be performed) such maintenance. Such costs and expenses shall include, but shall not be limited to: utilities, and lighting the Common Areas, if any; cleaning; costs and expenses of planting, replanting and replacing flowers, landscaping, paving and striping; water and sewerage charges; premiums for liability and property damage; fees for required licenses and permits.

          (c)  Taxes and Utilities
               -------------------

               (i)   Real Property Taxes.  Lessee shall pay when due all real
                     -------------------
          property taxes upon the Premises accruing with respect to or allocable to the term hereof. As used herein, the term "real property taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises.

               (ii)  Personal Property Taxes
                     -----------------------

                    (1) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained on the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property taxes.

                    (2) If any of Lessee's personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

          (d)  Other Taxes.  Lessee shall reimburse Lessor for any commercial
               -----------
lease tax, sales tax, gross receipts tax, privilege tax, or similar tax, howsoever denominated, now or hereafter imposed on, measured by, or assessed against the Basic Rent and Additional Rent (collectively, the "Rents") paid by Lessor or received by Lessor pursuant to this Lease (or any tax imposed or assessed in lieu thereof). Lessee shall pay said sums to Lessor not later than ten (10) days from the date on which Lessee receives notice from Lessor of the amount due.

          (e)  Utilities.   Lessee shall pay for all water, gas, heat, light,
               ---------
power, telephone and other utilities and services supplied to the Premises.

          (f)  Insurance.
               ---------

               (i)   Fire and Casualty.   During the entire term hereof, Lessee
                     -----------------
          shall procure and maintain at its sole expense, insurance covering the Premises, for the full replacement cost thereof, insuring against the perils of fire, lightening, flood, earthquake, boiler and machinery, extended coverage, vandalism and malicious mischief, extended by Special Form Coverage endorsement to insure against all other risks of direct physical loss, and business interruption insurance (insuring Lessor for up to twelve (12) months of Rents), such coverages and endorsements to be as defined in the standard bureau forms prescribed by the applicable insurance regulatory authority for the State of Tennessee for use by insurance companies admitted in Tennessee for the writing of such insurance on risks located within the state. Such insurance shall be for the sole benefit of Lessor and under its sole control. To the extent any mortgage or deed of trust now or hereafter exists upon the Premises, all such policies shall contain standard mortgage clauses. Lessee hereby waives, and releases Lessor (its officers, agents and employees) from, all rights of recovery, claims, causes of action, and rights of subrogation against them, for any loss or damage that may occur by reason of any peril listed above, and accordingly, all of the foregoing policies of insurance shall be properly endorsed to prevent the invalidation of their coverages by reason of such waiver and release.

               (ii)   Liability.  Lessee shall, at Lessee's expense, obtain and
                      ---------
          keep in force during the term of this Lease a policy of Commercial General Liability Insurance (or policy with equivalent coverage) insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises in such amounts as reasonably requested by Lessor.

               (iii)  Insurance Policies.  The insurance companies issuing all
                      ------------------
          policies shall be reputable and responsible companies in the insurance industry, reasonably acceptable to both Lessor and Lessee. Lessee shall deliver to Lessor copies of policies of liability insurance required under this subparagraph or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessee. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

     4.   Indemnification.  Lessee shall indemnify, defend and hold Lessor
          ---------------
harmless from and against any and all actions, claims, demands, costs (including reasonable attorney's fees), damages or expenses of any kind which may be asserted against or incurred by Lessor as the result of any occurrence in or about the Premises or by reason of Lessee's use or occupancy of the Premises, or by reason of the failure of Lessee to perform any of its obligations under this Lease.

     5.   Quiet Enjoyment.  Lessor covenants that if Lessee shall keep and
          ---------------
perform all of its covenants under this Lease, Lessee shall enjoy quiet, peaceful and uninterrupted possession of the Premises against all persons.

     6.   Ingress and Egress.  Lessor covenants that Lessee shall enjoy full
          ------------------
ingress and egress to and from the Premises at all times.

     7.   Condition of Premises.  Lessor shall deliver the Premises to Lessee in
          ---------------------
good condition, clean and free of debris.

     8.   Assignment and Subletting.  The Premises shall be used for
          -------------------------
manufacturing, distribution and related activities, and for no other purpose without the written consent of the Lessor. Further, Lessee will not assign or sublet all or part of this Lease without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

     9.   Legal Use and Violations, Insurance Coverage.   Lessee will not
          --------------------------------------------
occupy, or use or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful in part or in whole or deemed to be extra hazardous, or permit anything to be done which will in any way increase the rate of fire insurance on said building and/or its contents; and in the event that by reason of acts of

Lessee, there shall be any increase in rate of the insurance on the building or its contents created by Lessee's acts or conduct of business, then Lessee hereby agrees to pay such increase.

     10.  Compliance with Laws and Regulations.  Lessee shall keep and maintain
          ------------------------------------
the Premises in a clean and neat condition, and shall comply with all state, federal, county and municipal laws, ordinances, orders, rules and regulations, including, but not limited to, all environmental laws and regulations, with reference to use, conditions or occupancy of the Premises.

     11.  Entry for Repairs and Inspection.  Lessee shall permit Lessor and its
          --------------------------------
officers, agents or representatives, the right to enter into and upon any and all parts of the Premises at all reasonable hours to inspect same or clean or make repairs or alterations or additions as Lessor may deem necessary or desirable. Lessee shall not be entitled to any abatement or reduction of rent by reason thereof.

     12.  Condemnation.  If the Premises or any portion thereof are taken under
          ------------
the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes
title or possession, whichever first occurs.   If more than ten percent (10%) of
the floor area of any building on the Premises, or more than twenty-five percent (25%) of the land of the Premises which is not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor has given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority has taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building or the area of unimproved land taken bears to the total floor area of the building or land, whichever the case may be. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such Condemnation, Lessor shall to the extent of the award received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such Condemnation; provided, however, that if such Condemnation has taken more than fifty percent (50%) of the total floor area of the buildings on the Premises, Lessor may, at Lessor's option, to be exercised in writing within ten (10) days after Lessor has given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority has taken possession) terminate this Lease as of the date the condemning authority takes such possession.

     13.  Holding Over.  Any holding after the expiration of this Lease shall
          ------------
constitute a month-to-month tenancy, and Lessee shall be subject to all of the terms, covenants and conditions of this Lease during such holdover period.

     14.  Damage or Destruction.  Should the current building upon the Premises
          ---------------------
be totally destroyed by fire or other casualty, or so damaged thereby that rebuilding or repairs cannot be completed within one hundred eighty (180) days from date of the fire or casualty, this Lease shall terminate, and Lessee shall be allowed a total abatement of the rent from the date of occurrence of such damage or destruction. However, if the damage is such that rebuilding or repairs can be completed within one hundred eighty (180) days, the Lessor covenants and agrees to make such repairs within one hundred eighty (180) days and to allow Lessee an abatement of the rent for such time as the building is untenantable, in proportion to the floor space rendered untenable, and the Lessee covenants and agrees that the terms of this Lease shall not be otherwise affected thereby.

     15.  Events of Default: Remedies.
          ---------------------------

          (a)  Default by Lessee.  The occurrence of any one or more of the
               -----------------
following events shall constitute a default and breach of this Lease by Lessee:

               (i)   The abandonment of the Premises by Lessee.

               (ii) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due for a period of fifteen (15) days.

               (iii) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in clause (i) and (ii) above, which failure then continues for a period of fifteen (15) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than fifteen
          (15) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion.

               (iv) The making by Lessee of any general arrangement or assignment for the benefit of creditors, or the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days.

     16.  Remedies.  In the event of any such default or breach by Lessee,
          --------
Lessor may at any time thereafter, after written notice to Lessee as provided above, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the amount by which the unpaid rent for the balance of the Original Term (or Renewal Term, as the case may be) exceeds the amount of rent received by Lessor from another Lessee for the same period.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee has abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

     17.  Alterations and Additions.
          -------------------------

          (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, or utility installations in, on or about the Premises, except for non-structural alterations not exceeding $10,000 in cumulative costs during the Original Term of this Lease. In any event, whether or not in excess of $10,000 in cumulative cost, Lessee shall make no change or alteration to the exterior of the buildings on the Premises without Lessor's prior written consent. As used in this Paragraph 17, the term "utility installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or utility installations at the expiration of the Original Term, and restore the Premises to their prior condition. Should Lessee make any alterations, improvements, additions or utility installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same at any time.

          (b) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim.

          (c) Unless Lessor requires their removal, as set forth in Paragraph 17(a), all alterations, improvements, additions and utility installations, which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 17(c), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee.

     18.  Lessor's Responsibility as to Encroachments Shown by Surveys.   It has
          ------------------------------------------------------------
come to the attention of Lessor and Lessee that certain of the parking areas appurtenant to the Premises encroach upon the road right-of-way adjacent to the Premises, all as shown on the plats of surveys dated December 12,

1997 by David Barnes (collectively, the "Encroachments"). Accordingly, Lessor agrees that if any municipal, county or like governmental authority or body requires that the Encroachments be relocated or removed, Lessor will use its best efforts to provide replacement parking spaces on the Premises; in no event shall the number of such parking spaces be less than that required under applicable subdivision and/or zoning ordinances.

     19.  Waiver.  Failure of either party to declare any default immediately
          ------
upon occurrence thereof or delay in taking any action in connection therewith shall not waive such default, but either party shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

     20.  Miscellaneous Terms.
          -------------------

          (a)  Benefit.  This Lease shall inure to the benefit of the parties
               -------
hereto, and their respective successors and assigns.

          (b)  Integration Clause: Modifications.  This Lease and its exhibits
               ---------------------------------
and attachments contain all of the agreements between Lessor and Lessee relating to the Lease of the Premises, and this instrument may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

          (c)  Pronouns and Gender.  When this Lease is executed by more than
               -------------------
one person, it shall be construed as though Lessee were written "Lessees" and the words in their number were changed to correspond and pronouns of the masculine gender, whenever used herein shall include persons of the female sex, and corporations, partnerships and associates of every kind and character.

          (d)  Notices and Addresses.  All notices, offers, acceptances,
               ---------------------
waivers, and other communications under this Lease shall be in writing, and shall be deemed to have been both given and received (i) when delivered to the party in person or, (ii) if mailed, when deposited in the U.S. Mails, by certified mail, postage prepaid, with return receipt requested, to the party at the following address:

               (i)  If to Lessor:

                    Wendell H. Burns
                    1907 Crutchfield Street
                    Chattanooga, Tennessee 37406

               (ii) If to Lessee:

                    Premier Graphics, Inc.
                    2500 Lamar Avenue
                    Memphis, Tennessee 38114

or to such other address as any party, by notice to all others, may designate from time to time.

          (e)  Counterparts.  This Lease may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f)  Severability.  If any one or more of the provisions contained in
               ------------
this Lease shall for any reason be held invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect any other provisions of this Lease, which shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the parties that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

          (g)  No Remedies Exclusive.  Unless expressly stated to be exclusive,
               ---------------------
no remedy conferred herein shall be deemed to be exclusive of any other remedy conferred herein or any other remedy now or hereafter available at law or equity. All remedies conferred herein, and all remedies now or hereafter available at law or equity, shall be deemed to be cumulative and not alternative, and may be enforced concurrently or successively. The exercise of (or failure to exercise) any one or more remedies shall not operate as a waiver of, or constitute a bar to, the exercise of any other remedies.

          (h)  Governing Law.  This Lease shall be governed by and construed in
               -------------
accordance with the laws of the State of Mississippi.

          (i)  Attorneys' Fees.  In the event either party defaults in the
               ---------------
performance of any of the terms, agreements or conditions contained in this Lease, and the other party prevails in any legal proceeding against the defaulting party to enforce this Lease, then the non-defaulting party shall be additionally entitled to recover court costs and reasonable attorneys' fees from the defaulting party.

          (j)  Recording.  Neither party shall record this Lease without the
               ---------
prior written consent of the other. However, either party may, at any time, elect to record a memorandum of this Lease, which sets forth any terms hereof except the amount of rents payable hereunder, and upon request, the other party shall duly execute and acknowledge such a memorandum.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                                    LESSOR


                                    By: /s/ Wendell Burns
                                       ----------------------------------------
                                         Wendell H. Burns


                                    LESSEE:

                                    PREMIER GRAPHICS, INC.


                                    By: /s/ Lance T. Fair
                                        -----------------
                                    Its: Secretary
                                        ----------